Basis of Presentation and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Principles of Consolidation and Basis of Presentation
Principles of Consolidation and Basis of Presentation

The accompanying consolidated financial statements include the accounts of MPG Office Trust, Inc., the Operating Partnership and the wholly owned subsidiaries of the Operating Partnership. All majority-owned subsidiaries are consolidated and included in the consolidated financial statements. All significant intercompany accounts and transactions have been eliminated in consolidation.

Certain amounts in the consolidated statements of operations for prior periods have been reclassified to reflect the activity of discontinued operations.

Effective December 31, 2012, we adopted the provisions of Accounting Standards Update No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which requires an entity to present information about reclassification adjustments from accumulated other comprehensive income in their annual financial statements in a single note or on the face of the financial statements. We elected to present this information as a single note to the financial statements. See Note 8 “Accumulated Other Comprehensive Income (Loss).” The adoption had no impact on our previously reported earnings or earnings per share.

Use of Estimates
Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could ultimately differ from those estimates.

Liquidity
Liquidity

Our business requires continued access to adequate cash to fund our liquidity needs. Over the last several years, we have maintained our liquidity position through secured debt financings, cash-generating asset sales and asset dispositions at or below the debt in cooperation with our lenders, as well as reductions in leasing costs, discretionary capital expenditures, property operating expenses, and general and administrative expenses.

The following are our potential sources of liquidity:

•	Unrestricted and restricted cash;

•	Cash generated from operations;

•	Asset dispositions;

•	Proceeds from public or private issuance of debt or equity securities;

•	Cash generated from the contribution of existing assets to joint ventures; and/or

•	Proceeds from additional secured or unsecured debt financings.

We are working to address challenges to our liquidity position, particularly debt maturities, leasing costs and capital expenditures. We do not currently have committed sources of cash adequate to fund all of our potential needs, including our 2013 debt maturities. If we are unable to raise additional capital or sell assets, we may face challenges in repaying, extending or refinancing our existing debt, including our debt maturities, on favorable terms or at all, and we may be forced to give back assets to the relevant mortgage lenders. While we believe that access to future sources of significant cash will be challenging, we believe that we will have access to some of the liquidity sources identified above and that those sources will be sufficient to meet our near-term liquidity needs. On June 18, 2013, we sold US Bank Tower and the Westlawn off-site parking garage and received net proceeds of $103.0 million, a portion of which may potentially be used to make loan re-balancing payments on our upcoming 2013 debt maturities at KPMG Tower and 777 Tower. Additionally, on July 18, 2013, we sold Plaza Las Fuentes and received net proceeds of approximately $30 million, which may potentially be used to make loan re-balancing payments on our upcoming 2013 debt maturities at KPMG Tower and 777 Tower. See Note 21 “Subsequent Events.”

Future sources of significant cash are essential to our liquidity and financial position, and if we are unable to generate adequate cash from these sources we will have liquidity-related problems and will be exposed to material risks. In addition, our inability to secure adequate sources of liquidity could lead to our eventual insolvency.

Potential Sources of Liquidity—

Asset Dispositions—

During the past several years, we have systematically disposed of assets in order to (1) preserve cash through the disposition of properties with current or projected negative cash flow and/or other potential near-term cash outlay requirements (including debt maturities) and (2) generate cash through the disposition of strategically-identified non-core properties with positive equity value. We may dispose of additional assets in the future in order to generate cash. However, we have a limited number of assets remaining that could be sold to generate net cash proceeds. If we choose to pursue such a disposition, we cannot assure you that such a disposition could be completed in a timely manner or on terms acceptable to us.

Dispositions Subsequent to December 31, 2012—

On June 18, 2013, we sold US Bank Tower and the Westlawn off-site parking garage and received net proceeds of $103.0 million, a portion of which may potentially be used to make loan re-balancing payments on our upcoming 2013 debt maturities at KPMG Tower and 777 Tower. See Note 21 “Subsequent Events.”

On July 18, 2013, we sold Plaza Las Fuentes and received net proceeds of approximately $30 million, which may potentially be used to make loan re-balancing payments on our upcoming 2013 debt maturities at KPMG Tower and 777 Tower. See Note 21 “Subsequent Events.”

Proceeds from Additional Secured or Unsecured Debt Financings—

We do not currently have arrangements for any future secured debt financings and do not expect to obtain any secured debt financings in the near term that will generate net cash proceeds. We currently do not believe that we will be able to address challenges to our liquidity position (particularly debt maturities, leasing costs and capital expenditures) through future secured debt financings that generate net cash proceeds. However, we may seek to extend the maturity dates of certain secured debt financing encumbering our properties as they come due. Additionally, we do not believe that we will be able to obtain any significant unsecured debt financings on terms acceptable to us in the near future.

Potential Uses of Liquidity—

The following are the significant potential uses of our cash in the near term:

Payments in Connection with Loans—

Debt Service. As of December 31, 2012, we had $1.9 billion of debt. Our substantial indebtedness requires us to use a material portion of our cash flow to service principal and interest on our debt, which limits the cash flow available for other business expenses and opportunities. The lockbox and cash management arrangements contained in our loan agreements require that substantially all of the income generated by our special purpose property-owning subsidiaries be deposited directly into lockbox accounts and then swept into cash management accounts for the benefit of our lenders. Cash is distributed to us only after funding of improvement, leasing and maintenance reserves (as applicable) and the payment of debt service, insurance, taxes, operating expenses, and extraordinary capital expenditures and leasing expenses. In addition, excess operating cash flow from KPMG Tower is being swept by the lender to fund capital expenditure and leasing reserves and to reduce the principal balance of the mortgage loan. As of December 31, 2012, we had fully funded the $1.5 million capital expenditure reserve and funded $10.0 million into the leasing reserve. During 2012, no excess operating cash flow was applied by the lender to reduce the principal balance of the KPMG Tower mortgage loan.

During 2012, we made debt service payments totaling $113.3 million, and the respective special servicers applied $9.1 million of restricted cash held at the property level to pay contractual interest on the mortgage loans secured by Two California Plaza, 500 Orange Tower and 3800 Chapman (due to the default status of the loans prior to the properties’ dispositions). We made no debt service payments with unrestricted cash during 2012 related to defaulted mortgages subsequent to the applicable default date.

Principal Payment Obligations. As our debt matures, our principal payment obligations present significant future cash requirements. We may not be able to successfully extend, refinance or repay our debt depending upon a number of factors, including property valuations, availability of credit, lending standards and economic conditions. We do not have any committed financing sources available to refinance our debt as it matures.

As of December 31, 2012, a summary of our debt maturing in 2013 is as follows (in millions):

KPMG Tower	$365.0
777 Tower	273.0
US Bank Tower (1)	260.0
Principal payable at maturity	$898.0
__________

(1)
On June 18, 2013, we sold US Bank Tower and the Westlawn off-site parking garage. The $260.0 million loan balance was repaid at closing using proceeds from the transaction. See Note 21 “Subsequent Events.”

Our KPMG Tower and 777 Tower mortgage loans mature on October 9, 2013 and November 1, 2013, respectively. We do not have a commitment from the lenders to extend the maturity dates of these loans. The loans may require a paydown upon extension or refinancing (depending on market conditions), funding of additional reserve amounts, or both. We may use cash on hand, including the net proceeds from the sale of US Bank Tower and Plaza Las Fuentes, to make any such payments. If we are unable or unwilling to use cash on hand to make such payments, we may face challenges in repaying, extending or refinancing these loans on favorable terms or at all, and we may be forced to give back the assets to the lenders.

Payments to Extend, Refinance, Modify or Exit Loans. We continue to have limited unrestricted cash. Upcoming debt maturities present cash obligations that the relevant special purpose property‑owning subsidiary obligor may not be able to satisfy. For assets that we do not or cannot dispose of and for which the relevant special purpose property-owning subsidiary is unable or unwilling to fund the resulting obligations, we may seek to extend or refinance the applicable loans or may default upon such loans. Recently, extending or refinancing loans has required principal paydowns, the funding of additional reserve amounts and the payment of certain fees to, and expenses of, the applicable lenders. In addition, lenders may impose cash flow restrictions in connection with refinancings, such as cash flow sweeps and lockboxes. These fees and cash flow restrictions will affect our ability to fund our other uses. The terms of the extensions or refinancings may also include significantly restrictive operational and financial covenants. The default by the relevant special purpose property-owning subsidiary obligor upon any such loans could result in foreclosure of the property.

Investments in Real Estate
Investments in Real Estate

Impairment Evaluation—

In accordance with the provisions of the Impairment or Disposal of Long-Lived Assets Subsections of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “FASB Codification”) Topic 360, Property, Plant, and Equipment, we assess whether there has been impairment in the value of our investments in real estate whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. We evaluate our investments in real estate for impairment on an asset-by-asset basis. Indicators of potential impairment include the following:

•	Change in strategy resulting in an increased or decreased holding period;

•	Low or declining occupancy levels;

•	Deterioration of the rental market as evidenced by rent decreases over numerous quarters;

•	Properties adjacent to or located in the same submarket as those with recent impairment issues;

•	Significant decrease in market price;

•	Tenant financial problems; and/or

•	Experience of our competitors in the same submarket.

An impairment charge is recorded when the estimated fair value of an asset is less than its carrying value. The estimated fair value of the asset becomes its new cost basis. For a depreciable long‑lived asset, the new cost basis will be depreciated or amortized over the remaining useful life of that asset.

During 2012, we performed impairment analyses of our properties that showed indications of potential impairment based on the indicators described above. As a result of these analyses, one property was written down to its estimated fair value, resulting in a $2.1 million impairment charge recorded as part of continuing operations. See Note 13 “Fair Value Measurements.”

The assessment as to whether our investments in real estate are impaired is highly subjective. The calculations involve management’s best estimate of the holding period, market comparables, future occupancy levels, rental rates, capitalization rates, lease-up periods and capital requirements for each property. A change in any one or more of these factors could materially impact whether a property is impaired as of any given valuation date.

One of the more significant assumptions is probability weighting whereby management may contemplate more than one holding period in its test for impairment. These scenarios can include long-, intermediate- and short-term holding periods which are probability weighted based on management’s best estimate of the likelihood of such a holding period as of the valuation date. A shift in the probability weighting towards a shorter hold scenario can increase the likelihood of impairment. For example, management may weight the holding period for a specific asset based on a 3-, 5- and 10-year hold with probability weighting of 50%, 20% and 30%, respectively. A change in those holding periods and/or a change in the probability weighting for the specific assets could result in a future impairment. As an example of the sensitivity of these estimates, if the holding period and probability weighting of assets that were being evaluated for Step Two impairment as of December 31, 2012 were changed, there would have been no impairment charge, using a 100% probability weighting of a 10-year hold period, and an approximately $30 million impairment charge, using a 100% probability weighting of a short-term hold period, with all other factors being held constant. Many factors may influence management’s estimate of holding periods, including market conditions, accessibility of capital and credit markets and recent sales activity of properties in the same submarket, our liquidity and net proceeds generated or expected to be generated by asset dispositions or lack thereof, among others. These conditions may change in a relatively short period of time, especially in light of our limited liquidity and the current economic environment.

Based on continuing input from our board of directors and as our business continues to evolve and we work through various alternatives with respect to certain assets, holding periods may be modified and result in additional impairment charges. Continued declines in the market value of commercial real estate also increase the risk of future impairment. As a result, key assumptions used in testing the recoverability of our investments in real estate, particularly with respect to holding periods, can change period-over-period.

Assets Developed—

We capitalize direct project costs that are clearly associated with the development and construction of real estate projects as a component of land held for development in the consolidated balance sheet. Additionally, we capitalize interest and loan fees related to construction loans, real estate taxes, general and administrative expenses that are directly associated with and incremental to our development activities and other costs, including corporate interest, during the pre-development, construction and lease-up phases of real estate projects.

We capitalized $2.2 million of interest expense and $0.3 million of indirect project costs in connection with our development properties during 2010. There were no costs capitalized during 2011 or 2012.

We cease capitalization on development properties when (1) the property has reached stabilization, (2) one year after cessation of major construction activities, or (3) if activities necessary to prepare the property for its intended use have been suspended. For development properties with extended lease-up periods, we cease capitalization and begin depreciation on the portion of the property on which we have begun recognizing revenue.

Discontinued Operations—

The revenue, expenses, impairment and/or gain on sale of operating properties that meet the applicable criteria are reported as discontinued operations in the consolidated statement of operations from the date the property was acquired or placed in service through the date of disposition. A gain on sale, if any, is recognized in the period the property is disposed.

In determining whether to report the results of operations, impairment and/or gain on sale of operating properties as discontinued operations, we evaluate whether we have any significant continuing involvement in the operations, leasing or management of the property after disposition. If we determine that we have significant continuing involvement after disposition, we report the revenue, expenses, impairment and/or gain on sale as part of continuing operations.

We classify properties as held for sale when certain criteria set forth in the Long-Lived Assets Classified as Held for Sale Subsections of FASB Codification Topic 360 are met. At that time, we present the assets and liabilities of the property held for sale separately in the consolidated balance sheet. We cease recording depreciation and amortization expense at the time a property is classified as held for sale. Properties held for sale are reported at the lower of their carrying amount or their estimated fair value, less estimated costs to sell. As of December 31, 2012, none of our properties were classified as held for sale. As of December 31, 2011, land held for development at San Diego Tech Center was classified as held for sale.

On June 18, 2013, we sold US Bank Tower and the Westlawn off-site parking garage, and on July 18, 2013, we sold Plaza Las Fuentes. We have restated the consolidated statements of operations for 2012, 2011 and 2010 to reflect the results of operations of US Bank Tower, the Westlawn off-site parking garage and Plaza Las Fuentes as discontinued operations. See Note 21 “Subsequent Events.”

Useful Lives—

Improvements and replacements are capitalized when they extend the useful life, increase capacity or improve the efficiency of the asset. Repairs and maintenance are charged to expense in the consolidated statement of operations as incurred. Depreciation and amortization are recorded on a straight-line basis over the following estimated useful lives:

•	Buildings and improvements	25 to 50 years

•	Acquired ground leases	Remaining life of the related lease as of the date of assumption of the lease

•	Tenant improvements	Shorter of the estimated useful life or lease term

•	Furniture, fixtures and equipment	5 years

Depreciation expense, including discontinued operations, related to our investments in real estate during 2012, 2011 and 2010 was $62.6 million, $82.3 million and $103.0 million, respectively.

Cash and Cash Equivalents
Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less when acquired. Such investments are stated at cost, which approximates market value.

Cash and cash equivalents are deposited with financial institutions that we believe are creditworthy. Cash is invested with quality federally insured institutions that are members of the Federal Deposit Insurance Corporation (“FDIC”). Cash balances with institutions may be in excess of federally insured limits or may be invested in time deposits that are not insured by the institution, the FDIC, or any other government agency. We have not realized any losses on such cash investments and we believe that these investments are not exposed to any significant credit risk.

Restricted Cash
Restricted Cash

Restricted cash consists primarily of deposits for tenant improvements and leasing commissions, real estate taxes and insurance reserves, debt service reserves and other items as required by our loan agreements as well as collateral accounts required by our interest rate swap counterparty.

Rents and Other Receivables, Net
Rents and Other Receivables, Net

Rents and other receivables are presented net of an allowance for doubtful accounts of $0.8 million and $2.4 million as of December 31, 2012 and 2011, respectively. During 2012, 2011 and 2010, we recorded a provision for doubtful accounts of $1.2 million, $1.5 million and $2.1 million, respectively.

We maintain an allowance for doubtful accounts for estimated losses resulting from the inability of tenants to make required payments. The computation of this allowance is based on the tenants’ payment history and current credit status, as well certain industry or specific credit considerations. If estimates of collectability differ from the cash received, then the timing and amount of our reported revenue could be impacted. When circumstances arise, such as the bankruptcy filing of a tenant, the allowance is reviewed for adequacy and adjusted to reflect the change in the estimated amount to be received from the tenant.

Deferred Leasing Costs
Deferred Leasing Costs

Deferred leasing commissions and other direct costs associated with the acquisition of tenants (including direct internal costs) are capitalized and amortized on a straight-line basis over the term of the related leases. Deferred leasing costs also include the net carrying value of acquired in-place leases and tenant relationships.

Acquired Lease Intangibles
Acquired Lease Intangibles

Above-market lease values are amortized as a reduction of rental revenue in the consolidated statement of operations over the remaining non-cancelable term of the related leases while below-market lease values, also referred to as acquired lease obligations, are amortized as an increase to rental revenue in the consolidated statement of operations over the initial term of the related leases and any below‑market fixed-rate renewal periods.

The value of in-place leases, exclusive of the value of above-market in-place leases, is amortized over the remaining non-cancelable period of the related leases and is included in depreciation and amortization in the consolidated statement of operations.

Deferred Loan Costs
Deferred Loan Costs

Loan costs are capitalized and amortized to interest expense on a straight-line basis over the term of the related loans. Deferred loan costs are written off when it is probable that we will be unable to or do not intend to cure the default. During 2012, 2011 and 2010, we wrote off $1.1 million, $1.8 million and $1.3 million, respectively, of deferred loan costs to interest expense as part of discontinued operations related to defaulted mortgage loans.

Other Assets	Other Assets Other assets include prepaid expenses, interest receivable, deposits, corporate-related furniture and fixtures (net of accumulated depreciation) and other miscellaneous assets.
Investment in Unconsoliated Joint Venture
Investment in Unconsolidated Joint Venture

Our investment in unconsolidated joint venture was accounted for under the equity method of accounting because we exercised significant influence over, but did not control, the joint venture. We evaluated our investment in the joint venture and concluded that it was not a variable interest entity. Our partner had substantive participating rights, including approval of and participation in setting operating budgets and strategic plans, capital spending, and sale or financing transactions. Accordingly, we concluded that the equity method of accounting was appropriate. Our investment in joint venture was recorded initially at cost and was subsequently adjusted for our proportionate share of net earnings or losses, cash contributions made and distributions received and other adjustments, as appropriate, through December 21, 2012, the date we disposed of our interest in the joint venture. See Note 4 “Investment in Unconsolidated Joint Venture.” Any difference between the carrying amount of the investment in the consolidated balance sheet and the underlying equity in net assets was amortized as an adjustment to equity in earnings or loss of the joint venture over 40 years. We recorded distributions of operating profit from the joint venture as part of operating activities and distributions related to a capital transaction, such as a refinancing transaction or sale, as investing activities in the consolidated statement of cash flows.

We were not obligated to recognize our share of losses from the joint venture in excess of our basis pursuant to the provisions of Real Estate Investments—Equity Method and Joint Ventures Subsections of FASB Codification Topic 970, Real Estate—General. Accordingly, we did not record losses of $2.5 million during 2011 in the consolidated statement of operations because our basis in the joint venture had been reduced to zero.

Fees and commissions earned from the joint venture are included in management, leasing and development services in the consolidated statement of operations. Balances due from the joint venture were included in other assets in the consolidated balance sheet as of December 31, 2011.

Accounts Payable and Other Liabilities	Accounts Payable and Other Liabilities Accounts payable and other liabilities include accounts payable, accrued expenses, prepaid tenant rents and accrued interest payable.
Derivative Financial Instruments
Derivative Financial Instruments

Interest rate fluctuations may impact our results of operations and cash flow. Some of our mortgage loans bear interest at a variable rate. We do not trade in financial instruments for speculative purposes. Our derivatives are designated as cash flow hedges. The effective portion of changes in the fair value of cash flow hedges is initially reported in accumulated other comprehensive income (loss) in the consolidated balance sheet and is recognized as part of interest expense in the consolidated statement of operations when the hedged transaction affects earnings. The ineffective portion of changes in the fair value of cash flow hedges is recognized as part of interest expense in the consolidated statement of operations in the current period.

Revenue Recognition
Revenue Recognition

We commence revenue recognition on our leases based on a number of factors. In most cases, revenue recognition begins when the lessee takes possession of or controls the physical use of the leased asset. Generally, this occurs on the lease commencement date. In determining what constitutes the leased asset, we evaluate whether we or the lessee is the owner, for accounting purposes, of the tenant improvements. If we are the owner, for accounting purposes, of the tenant improvements, then the leased asset is the finished space and revenue recognition begins when the lessee takes possession of the finished space, typically when the improvements are substantially complete. If we conclude we are not the owner, for accounting purposes, of the tenant improvements (the lessee is the owner), then the leased asset is the unimproved space and any tenant improvement allowances funded under the lease are treated as lease incentives which reduce revenue recognized over the term of the lease. In these circumstances, we begin revenue recognition when the lessee takes possession of the unimproved space for the lessee to construct improvements. The determination of who is the owner, for accounting purposes, of the tenant improvements determines the nature of the leased asset and when revenue recognition under a lease begins. We consider a number of different factors to evaluate whether we or the lessee is the owner of the tenant improvements for accounting purposes. These factors include:

•	Whether the lease stipulates how and on what a tenant improvement allowance may be spent;

•	Whether the tenant or landlord retain legal title to the improvements;

•	The uniqueness of the improvements;

•	The expected economic life of the tenant improvements relative to the length of the lease; and

•	Who constructs or directs the construction of the improvements.

The determination of who owns the tenant improvements, for accounting purposes, is subject to significant judgment. In making that determination we consider all of the above factors. However, no one factor is determinative in reaching a conclusion.

All tenant leases are classified as operating leases, and minimum rents are recognized on a straight-line basis over the terms of the leases. The excess of rents recognized over amounts contractually due, pursuant to the underlying leases, is included in deferred rents, and contractually due but unpaid rents are included in rents and other receivables, net in the consolidated balance sheet.

Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.

Parking revenue is recognized in the period earned.

Property management fees are based on a percentage of the revenue earned by a property under management and are recorded on a monthly basis as earned. Lease commission revenue is recognized when legally earned under the provisions of the underlying lease commission agreement with the landlord. Revenue recognition generally occurs 50% upon lease signing, when the first half of the lease commission becomes legally payable with no right of refund, and 50% upon tenant move-in, when the second half of the lease commission becomes legally payable with no right of refund. Development fees are recognized as the real estate development services are rendered using the percentage-of-completion method of accounting.

Lease termination fees, which are included as part of interest and other in the consolidated statement of operations, are recognized when the related leases are canceled, the leased space has been vacated, we have no continuing obligation to provide services to such former tenants and collectability is reasonably assured. Upon a tenant’s agreement to terminate a lease early, we accelerate the depreciation and amortization of the remaining unamortized assets associated with the tenant through the termination date. However, if we expect a loss on early lease termination, the remaining unamortized assets and/or liabilities related to the tenant are recognized in the consolidated statement of operations immediately as part of depreciation and amortization.

Loss from Early Extinguishment of Debt
Loss from Early Extinguishment of Debt

We incur prepayment penalties, exit fees and/or defeasance costs when we repay or defease our mortgage loans. These costs, along with the writeoff of unamortized loan costs and loan premiums or discounts, are recorded as a loss from early extinguishment of debt in the consolidated statement of operations.

Gain on Sale of Real Estate
Gain on Sale of Real Estate

A gain on the disposition of real estate is recorded when the recognition criteria in the Real Estate Sales Subsections of FASB Codification Topic 360 are met, generally at the time title is transferred, and we no longer have significant continuing involvement in the operations, leasing or management of the property after disposition.

Gain on Settlement of Debt
Gain on Settlement of Debt

A gain on settlement of debt is recorded when the carrying amount of the liability settled exceeds the fair value of the assets transferred to the lender or special servicer in accordance with the Troubled Debt Restructurings by Debtors Subsections of FASB Codification Topic 470, Debt.

Gain on Sale of Interest in Unconsolidated Joint Venture
Gain on Sale of Interest in Unconsolidated Joint Venture

In calculating the gain on sale of interest in unconsolidated joint venture, we recognized excess cash distributions received from the joint venture related to the dispositions of Wells Fargo Center – Denver, San Diego Tech Center and Stadium Gateway totaling $7.7 million that had been previously deferred during 2012 and the remaining unamortized difference between the carrying amount and the underlying net assets of the joint venture of $1.9 million, which were partially offset by our 20% share of joint venture losses totaling $2.4 million that were previously not recognized during 2012 as they were in excess of our basis in the joint venture.

Segment Reporting
Segment Reporting

During 2012, we had one reportable segment. Prior to 2012, we had two reportable segments: office properties and a hotel property. Due to the size of the hotel segment in relation to the consolidated financial statements, we were not required to report segment information for 2011 and 2010. Prior to the sale of the hotel in 2011, we did not allocate our investment in real estate between the hotel and office portions of the Plaza Las Fuentes property; therefore, separate information related to investment in real estate and depreciation and amortization was not available for the office and hotel segments.